SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 31, 2003

Sun Life Assurance Company of Canada (U.S.)
(Exact name of registrant as specified in its charter)

        Delaware
(State of incorporation or organization)

2-99959, 33-29851, 333-77041, 333-45923, 333-62837, 333-88069, 333-39034, 333-39306, 33-31711, 33-41858, 33-43008, 33-58853, 333-12226, 333-46566, 333-82824, 333-82816, 333-11699, and 333-111636	04-2461439
(Commission File Numbers)	(I.R.S. Employer Identification No.)

One Sun Life Executive Park, Wellesley Hills, Massachusetts	02481
(Address of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code:       (781) 237-6030

Item 2. Acquisition or Disposition of Assets.

On April 2, 2003, Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)") and its affiliate Keyport Life Insurance Company ("Keyport") filed a Form D (Prior Notice of a Transaction) with the Division of Insurance, Department of Business Regulation of Rhode Island. On April 3, 2003, Sun Life (U.S.) and Keyport filed similar documents with the Delaware Department of Insurance. Both filings sought regulatory approval for a contemplated merger of Keyport with and into Sun Life (U.S.). Sun Life (U.S.) is, and Keyport was, a direct wholly-owned subsidiary of Sun Life of Canada (U.S.) Holdings, Inc. and an indirect wholly-owned subsidiary of Sun Life Financial Services Inc. The boards of directors of both Sun Life (U.S.) and Keyport voted to approve the merger at their meetings on April 24, 2003. Regulatory approval from the States of Rhode Island and Delaware was received on June 11, 2003 and July 21, 2003 respectively. The merger occurred as planned on December 31, 2003. The merger has no effect on the existing rights and benefits of policyholders or contract holders from either company.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(a)	Financial Statements of Business Acquired.

The audited financial statements of Keyport Life Insurance Company ("Keyport") and the reports of the independent auditors included in the Annual Report on Form 10-K of Keyport filed March 30, 2003 are hereby incorporated by reference.

Unaudited Consolidated Balance Sheets of Keyport for the period ended September 30, 2003, included in the Quarterly Report on Form 10-Q of Keyport for the period ended September 30, 2003, filed November 14, 2003, are hereby incorporated by reference.

Unaudited Consolidated Statements of Operations of Keyport for the period ended September 30, 2003, included in the Quarterly Report on Form 10-Q of Keyport for the period ended September 30, 2003, filed November 14, 2003, are hereby incorporated by reference.

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Balance Sheet of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 2002

Unaudited Pro Forma Statement of Income of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 2002

Unaudited Pro Forma Balance Sheet of Sun Life Assurance Company of Canada (U.S.) for the period ended September 30, 2003

Unaudited Pro Forma Statement of Income of Sun Life Assurance Company of Canada (U.S.) for the period ended September 30, 2003

(c)	Exhibits.

	2	Agreement and Plan of Merger between Sun Life Assurance Company of Canada (U.S.) and Keyport Life Insurance Company

	23.1	Consent of Deloitte & Touche LLP

	23.2	Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sun Life Assurance Company of Canada (U.S.)

Date January 15, 2004	By: /s/Gary Corsi
Gary Corsi
Vice President and Chief Financial Officer

Pro forma Financial Statements

Effective December 31, 2003, Keyport Life Insurance Company ("Keyport"), an affiliate, merged with and into Sun Life Assurance Company of Canada (U.S.) ("Sun Life (U.S.)"). Sun Life (U.S.) is the surviving company (the "Surviving Company").

The Surviving Company will be licensed and authorized to write all the business that was being written by Keyport. Keyport ceased to exist on December 31, 2003 and the Surviving Company will carry on the business of Sun Life (U.S.) along with that previously conducted through Keyport.

The following pro forma balance sheets as of December 31, 2002 and September 30, 2003 as well as the pro forma income statements for the year ended December 31, 2002 and the nine month period ended September 30, 2003 reflect the pro forma financial position and results of operations of the Surviving Company as if the merger had occurred on the date the entities came under common control (November 1, 2001). Since the two companies are affiliates, historical values are used in combining the assets and liabilities, which will not give rise to purchase price accounting adjustments. Certain reclassification adjustments were made to both companies' financial statements in order to conform presentation.

On December 31, 2002 Keyport Benefit Life Insurance Company, an affiliate of Keyport, merged with and into Sun Life Insurance and Annuity Company of New York ("SLNY Predecessor"), an affiliate of the Company, with SLNY Predecessor as the surviving company ("SLNY"). For the year ended December 31, 2002, the results of SLNY Predecessor were included with the results of Sun Life (U.S.). Also, the results of SLNY were consolidated with Keyport and a minority interest was established for the portion of ownership attributable to the Sun Life (U.S.) interest. Pro-forma adjustments were necessary to eliminate the duplication of the results of SLNY Predecessor for the year ended December 31, 2002 and the minority interest attributed to SLNY for the year ended December 31, 2002 and the nine months ended September 30, 2003.

For the year ended December 31, 2002 and the nine month period ended September 30, 2003 pro forma adjustments were also necessary to reflect the cancellation of the common stock of Keyport and to eliminate inter-company transactions.

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

PRO FORMA BALANCE SHEET

(in thousands)

December 31, 2002
Assets	Keyport	Sun Life (U.S.)	Pro-Forma Adjustments	(Unaudited) Surviving Company

Available for sale fixed maturities	$ 14,219,184	$ 2,211,836	$ (8,000)	$ 16,423,020
Trading fixed maturities	-	1,404,825		1,404,825
Subordinated note from affiliate held-to maturity	-	600,000		600,000
Short-term investments	6,390	171,627		178,017
Mortgage loans	169,567	778,962		948,529
Equity securities	1,127	-		1,127

Equity investment in affiliate	-	95,803	(95,803)	-
Real estate	-	79,783		79,783
Policy loans	642,712	39,317		682,029
Other invested assets	486,093	379,719		865,812

Cash and cash equivalents	448,446	277,104		725,550

Total cash and investments	15,973,519	6,038,976	(103,803)	21,908,692

Accrued investment income	189,798	66,771		256,569

Deferred policy acquisition costs	209,833	585,815		795,648
Value of business acquired	57,692	-		57,692
Goodwill	705,202	-		705,202
Current income tax receivable	53,917	-		53,917
Receivable for investments sold	107,608	3,013		110,621
Other assets	143,527	121,919		265,446
Separate account assets	2,334,755	13,383,358		15,718,113
Total assets	$ 19,775,851	$ 20,199,852	$ (103,803)	$ 39,871,900

Liabilities
Contract holder deposit funds and other policy liabilities	$ 14,434,364	$ 3,517,720		$ 17,952,084
Future contract and policy benefits	40,510	677,163		717,673
Payable for investments purchased	308,317	57,129		365,446
Accrued expenses and taxes	-	117,519		117,519
Deferred federal income taxes	(76,012)	104,736	(2,800)	25,924
Long-term debt payable to affiliates	380,000	645,000		1,025,000
Partnership capital securities	-	607,826		607,826
Other liabilities	320,978	242,901		563,879
Separate account liabilities	2,317,611	13,383,358		15,700,969
Total liabilities	17,725,768	19,353,352	(2,800)	37,076,320

Minority interest	95,803		(95,803)	-

Stockholder's Equity
Common Stock	3,015	6,437	(3,015)	6,437
Additional paid-in-capital	1,682,080	388,672	1,136	2,071,888
Accumulated other comprehensive income	198,517	47,384	3,010	248,911
Retained earnings	70,668	404,007	(6,331)	468,344
Total stockholder's equity	1,954,280	846,500	(5,200)	2,795,580

Total liabilities, minority interest and stockholder's equity	$ 19,775,851	$ 20,199,852	$ (103,803)	$ 39,871,900

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

PRO FORMA STATEMENT OF INCOME

(in thousands)

December 31, 2002
	Keyport	Sun Life (U.S.)	Pro-Forma Adjustments	(Unaudited) Surviving Company
Revenues

Premiums and annuity considerations	$ 20,285	$ 43,574	$ (20,285)	$ 43,574
Net investment income	833,881	360,914	(9,585)	1,185,210
Derivative income	(185,613)	26,328	-	(159,285)
Net realized investment gains (losses)	(48,461)	17,978	(8,483)	(38,966)
Fee and other income	66,632	352,403	(5,935)	413,100
Total revenues	686,724	801,197	(44,288)	1,443,633

Benefits and Expenses

Interest credited	575,485	132,856	(3,651)	704,690
Interest expense	9,546	96,497	-	106,043
Policyowner benefits	29,489	207,695	(16,022)	221,162
Amortization of DAC and VOBA	15,602	243,927	(8,016)	251,513
Other operating expenses	85,464	184,289	(9,547)	260,206
Total benefits and expenses	715,586	865,264	(37,236)	1,543,614

Income before income tax expense and minority interest	(28,862)	(64,067)	(7,052)	(99,981)

Income Tax Expense (Benefit)
Federal	(11,025)	(46,174)	(2,250)	(59,449)
State		1,265	-	1,265
Income tax expense (benefit)	(11,025)	(44,909)	(2,250)	(58,184)

Income (loss) before minority interest	(17,837)	(19,158)	(4,802)	(41,797)

Minority interest	(1,612)	-	1,612	-

Net income (loss)	$ (16,225)	$ (19,158)	$ (6,414)	$ (41,797)

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

PRO FORMA BALANCE SHEET

(in thousands)

September 30, 2003
Assets	Keyport	Sun Life (U.S.)	Pro-Forma Adjustments	(Unaudited) Surviving Company

Available for sale fixed maturities	$ 13,963,427	$ 2,770,906		16,734,333
Trading fixed maturities	-	1,474,552		1,474,552
Subordinated note from affiliate held-to maturity	-	600,000		600,000
Mortgage loans	272,399	571,956		844,355
Equity securities	1,174	-		1,174

Equity investment in affiliate	-	97,828	(97,828)	-
Real estate	-	69,696		69,696
Policy loans	654,204	35,327		689,531
Other invested assets	510,067	224,978		735,045
Cash and cash equivalents	359,477	362,165		721,642
Total cash and investments	15,760,748	6,207,408	(97,828)	21,870,328

Accrued investment income	174,329	82,445		256,774
Deferred policy acquisition costs	222,967	568,199		791,166
Value of business acquired	18,135	-		18,135
Goodwill	705,202	-		705,202
Receivable for investments sold	26,141	62,156		88,297
Other assets	59,088	155,163		214,251
Separate account assets	2,435,610	14,073,734		16,509,344
Total assets	$ 19,402,220	$ 21,149,105	$ (97,828)	$ 40,453,497

Liabilities
Contract holder deposit funds and other policy liabilities	$ 14,143,766	$ 3,737,634		$ 17,881,400
Future contract and policy benefits	47,856	670,252		718,108
Payable for investments purchased	150,757	210,460		361,217
Accrued expenses and taxes	7,179	87,320		94,499
Deferred federal income taxes	(113,921)	131,126		17,205
Long-term debt payable to affiliates	380,000	645,000		1,025,000
Partnership capital securities	-	620,615		620,615
Other liabilities	288,839	73,394		362,233
Separate account liabilities	2,425,232	14,073,734		16,498,966
Total liabilities	17,329,708	20,249,535	-	37,579,243

Minority interest	97,828		(97,828)	-

Stockholder's Equity
Common Stock	3,015	6,437	(3,015)	6,437
Additional paid-in-capital	1,682,080	388,672	1,136	2,071,888
Accumulated other comprehensive income	191,609	63,755	3,010	258,374
Retained earnings	97,980	440,706	(1,131)	537,555
Total stockholder's equity	1,974,684	899,570	-	2,874,254

Total liabilities, minority interest and stockholder's equity	$ 19,402,220	$ 21,149,105	$ (97,828)	$ 40,453,497

SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)

PRO FORMA STATEMENT OF INCOME

(in thousands)

September 30, 2003
	Keyport	Sun Life (U.S.)	Pro-Forma Adjustments	(Unaudited) Surviving Company
Revenues

Premiums and annuity considerations	$ 21,701	$ 26,727		$ 48,428
Net investment income	599,653	313,724	(258)	913,119
Derivative income	(88,282)	(62,157)		(150,439)
Net realized investment gains (losses)	85,448	22,093	8,000	115,541
Fee and other income	43,337	196,732		240,069
Total revenues	661,857	497,119	7,742	1,166,718

Benefits and Expenses

Interest credited	488,496	107,795		596,291
Interest expense	16,416	74,269		90,685
Policyowner benefits	31,312	123,813		155,125
Amortization of DAC and VOBA	27,439	64,490		91,929
Other operating expenses	55,836	83,827		139,663
Total benefits and expenses	619,499	454,194		1,073,693

Income before income tax expense and minority interest	42,358	42,925	7,742	93,025

Income Tax Expense (Benefit)	14,788	6,226	2,800	23,814

Income (loss) before minority interest	27,570	36,699	4,942	69,211

Minority interest	258		(258)	-

Net income (loss)	$ 27,312	$ 36,699	$ 5,200	$ 69,211